As filed with the U.S. Securities and Exchange Commission on July 1, 2020

File No. 333-_____

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. ☐

POST-EFFECTIVE AMENDMENT NO. ☐

JOHN HANCOCK INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

200 Berkeley Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices)

800-225-5291

(Registrant’s Area Code and Telephone Number)

Christopher Sechler, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

(Name and Address of

Agent for Service)

Copies to:

Mark Goshko, Esq.

K & L GATES LLP
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111-2950

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest of Registrant

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

It is proposed that this filing will become effective on July 31, 2020 pursuant to Rule 488 under the Securities Act of 1933.

JOHN HANCOCK INVESTMENT TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Notice of Special Meeting to Shareholders

Part A – Proxy Statement/Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Pages

Exhibits

July [   ], 2020

Your action is required. Please vote today.

Dear John Hancock International Value Fund shareholder:

At John Hancock Investment Management, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action today. After careful consideration, we proposed, and your fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock International Value Fund (the “acquired fund”) into John Hancock Disciplined Value International Fund (the “acquiring fund”).

Advantages of the proposed merger:

•	Expected economies of scale and potentially lower expenses in the future. Following the reorganization, the expense ratios of each class of shares of the acquiring fund are estimated to be lower than the corresponding current expense ratios of your fund, both before and after current fee waivers. Moreover, as fixed costs are spread across the larger asset base of a combined fund with greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.
•	Similar investment objective. The proposed merger is expected to allow shareholders of the acquired fund to pursue a similar investment objective in a larger combined fund. Both the acquired fund and the acquiring fund invest primarily in equity securities issued by non-U.S. companies, although other aspects of their investment strategies differ.
•	Continuity of management. John Hancock Investment Management LLC serves as investment advisor to your fund and the acquiring fund and will continue to serve as the investment advisor to the combined fund. Boston Partners Global Investors, Inc., serves as each fund’s investment subadvisor and will continue to manage the combined fund on a daily basis.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about October 2, 2020, at 10:00 a.m., Eastern Time. In light of the COVID-19 pandemic, the meeting will be held via telephone only. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes.

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

INTERNATIONAL VALUE FUND
(a series of John Hancock Funds II)

(the “Fund”)

200 Berkeley Street

Boston, MA 02116

Notice of Special Meeting of Shareholders

Scheduled for October 2, 2020

This is the formal agenda for the Fund’s shareholder meeting. It tells you what matters will be voted on and the time of the meeting, in case you want to attend telephonically.

To the shareholders of the Fund:

A shareholder meeting of the Fund will be held telephonically on October 2, 2020, at 10:00 A.M. Eastern Time to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between International Value Fund (the “Acquired Fund”), a series of John Hancock Funds II, and Disciplined Value International Fund (the “Acquiring Fund”), a series of John Hancock Investment Trust. Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.
2.	Any other business that may properly come before the meeting.

Shareholders of record as of July 28, 2020, are entitled to vote at the meeting and any related follow-up meetings.

In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Attending the Meeting via Telephone

Shareholders of the Acquired Fund may attend the Meeting using the dial-in instructions below:

1-844-303-4325 (Conference ID 128381249)

Telephonic access to the Meeting is limited to shareholders of the Acquired Fund.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,
/s/ Thomas Dee

Thomas Dee Assistant Secretary, John Hancock Funds II

Boston, Massachusetts, July [   ], 2020

PROXY STATEMENT of International Value Fund (the “Acquired Fund,” or “your Fund”), a series of John Hancock Funds II (the “Acquired Fund Trust”)

PROSPECTUS for

Disciplined Value International Fund (the “Acquiring Fund”)
a series of John Hancock Investment Trust (the “Acquiring Fund Trust”),

(together with the Acquired Fund, the “Funds,” and each a “Fund”)

The address of each Fund is 200 Berkeley Street, Boston, Massachusetts 02116.

* * * * * *

This proxy statement and prospectus (the “Proxy/Prospectus”) contains the information shareholders should know before voting on the proposed reorganization of their Fund into the Acquiring Fund (the “Reorganization”). Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund
Proposal	International Value Fund	Disciplined Value International Fund

How the Reorganization will Work

▪	Your Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between your Fund and the Acquiring Fund).
▪	The Acquiring Fund will issue Class NAV shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class NAV shares. These shares will be distributed to your Fund’s Class NAV shareholders in proportion to their holdings on the Reorganization date.
▪	The Acquiring Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class 1 shares. These shares will be distributed to your Fund’s Class 1 shareholders in proportion to their holdings on the Reorganization date.
▪	No sales charges will be imposed on shares of the Acquiring Fund received by shareholders of your Fund.
▪	Your Fund will be terminated and shareholders of your Fund will become shareholders of the Acquiring Fund.
▪	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, the Acquiring Fund, or the shareholders of your Fund.

Rationale for the Reorganization

The Reorganization is intended to consolidate your Fund with a similar fund advised by John Hancock Investment Management LLC (the “Advisor” or “JHIM”) and subadvised by Boston Partners Global Investors, Inc. (“Boston Partners”). All four of the Acquiring Fund’s portfolio managers serve as the Acquired Fund’s portfolio management team, and it is expected that the Acquiring Fund’s portfolio management team will continue to manage the combined fund. The Reorganization is expected to allow your Fund’s shareholders to pursue a similar investment objective in a larger combined fund that focuses on equity investments. Your Fund seeks long-term growth of capital and the Acquiring Fund seeks (and the combined fund will seek) long-term capital growth. Both the Acquired Fund and the Acquiring Fund invest primarily in equity securities issued by non-U.S. companies. The combined fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of these Funds resulting from the Reorganization may enable the combined fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately, both before and after any current fee waivers. While the pro forma management fee schedule for the Acquiring Fund was higher than that of the Acquired Fund for the periods ended April 30, 2020 and February 29, 2020, respectively, the pro forma expense ratios of the shares received in the Reorganization are expected to be lower

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than those of the Acquired Fund shares currently held, both before and after expense waivers. Specifically, the pro forma expense ratio of the Acquiring Fund’s Class NAV shares is expected to be 0.85%, whereas the expense ratio of the Acquired Fund’s Class NAV shares as of February 29, 2020 was 0.88%. In addition, as of February 12, 2020, following the reassignment of the Acquired Fund to Boston Partners, the Acquired Fund’s advisory fee rate is the same as that of the Acquiring Fund.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

▪ The Acquiring Fund Class R6 summary prospectus, dated March 1, 2020, as supplemented to date.	This summary prospectus is in the same envelope as this Proxy/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus.
▪ The statement of additional information (“SAI”) dated July [__], 2020, which relates to this Proxy/Prospectus and the Reorganization and contains additional information about the Acquired and the Acquiring Funds (File no. 333-[________]).

These documents and additional information about the Funds are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291.

Information in these documents is incorporated by reference into (and therefore legally part of) this Proxy/Prospectus. The SEC file numbers for the Acquired Fund Trust, of which the Acquired Fund is a series, are 333-126293 and 811-21779. The SEC file numbers for the Acquiring Fund Trust, of which the Acquiring Fund is a series, are 002-10156 and 811-00560.

▪ The Acquired Fund Class NAV and Class 1 prospectuses, each dated January 1, 2020, as supplemented to date.

▪ The Acquiring Fund Class NAV and Class R6 prospectuses, each dated March 1, 2020, as supplemented to date.

▪ The Acquired Fund SAI dated January 1, 2020, as supplemented to date

▪ The Acquiring Fund SAI dated March 1, 2020, as supplemented to date.

▪ The Acquired Fund’s annual shareholder report, dated August 31, 2019.

▪ The Acquiring Fund’s annual shareholder report, dated October 31, 2019.

▪ The Acquired Fund’s semiannual shareholder report, dated February 29, 2020.

▪ The Acquiring Fund’s semiannual shareholder report, dated April 30, 2020.

The date of this Proxy/Prospectus is July [ ], 2020.

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INTRODUCTION

This Proxy/Prospectus is being used by the Board of Trustees of the Acquired Fund Trust (the “Acquired Fund Board”) to solicit proxies to be voted at a special meeting of your Fund’s shareholders. This meeting will be held on Friday, October 2, 2020 at 10:00 A.M., Eastern Time. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

Attending the Meeting via Telephone

Shareholders of the Acquired Fund may attend the Meeting using the dial-in instructions below:

1-844-3034325 (Conference ID 128381249)

Telephonic access to the Meeting is limited to shareholders of the Acquired Fund.

The purpose of the meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your Fund into the Acquiring Fund (the “Reorganization”). This Proxy/Prospectus will be delivered to your Fund’s shareholders on or about August 14, 2020.

The Proxy/Prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire Proxy/Prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual and semiannual shareholder reports (available upon request) of the Funds, because they contain details that are not in the summary comparisons. Shareholders of the Acquired Fund may redeem their shares at any time prior to the Reorganization.

Who is Eligible to Vote?

Shareholders of record of the Acquired Fund on July 28, 2020, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign and timely submit a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If your proxy is not received on a timely basis, it will not be counted. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF INTERNATIONAL VALUE FUND

Approval of Agreement and Plan of Reorganization between International Value Fund and Disciplined Value International Fund

Under this Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares in the Acquiring Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of the Acquired Fund. The Acquiring Fund would also assume substantially all of the liabilities of the Acquired Fund. The Acquired Fund Board unanimously recommends that shareholders vote FOR this proposal.

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SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

International Value Fund (Acquired Fund)	Disciplined Value International Fund (Acquiring Fund)
Approximate Net Assets of Each Fund (as of April 30, 2020)
$201 million	$1.5 billion
Investment Advisor
John Hancock Investment Management LLC
Investment Subadvisor
Boston Partners Global Investors, Inc.[1]
Portfolio Managers

Joseph F. Feeney, Jr., CFA

• Chief Executive Officer and Chief Investment Officer—Equities

• Managed the Acquired Fund since 2020

Christopher K. Hart, CFA

• Portfolio Manager

• Managed the Acquired Fund since 2020

Joshua M. Jones, CFA

• Portfolio Manager

• Managed the Acquired Fund since 2020

Joshua White, CFA

• Portfolio Manager

• Managed the Acquired Fund since 2020

Joseph F. Feeney, Jr., CFA

• Chief Executive Officer and Chief Investment Officer—Equities

• Managed the Acquiring Fund and the predecessor fund since 2011

Christopher K. Hart, CFA

• Portfolio Manager

• Managed the Acquiring Fund and the predecessor fund since 2011

Joshua M. Jones, CFA

• Portfolio Manager

• Managed the Acquiring Fund and the predecessor fund since 2013

Joshua White, CFA

• Portfolio Manager

• Managed the Acquiring Fund since 2018

Investment Objective
The fund seeks long-term growth of capital.	The fund seeks long-term capital growth.
Principal Investment Strategies
Under normal market conditions, the fund invests primarily in equity securities of companies located outside the U.S., including in emerging markets.	The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes)

1 Effective February 12, 2020, the Acquired Fund was reassigned to Boston Partners.

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International Value Fund (Acquired Fund)	Disciplined Value International Fund (Acquiring Fund)

Although the manager will search for investments across a large number of countries and sectors, from time to time, based on economic conditions, the fund may have significant positions in particular countries or sectors.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The fund may invest in convertible securities without regard to the ratings assigned by the rating services. The fund also invests in American, European and Global Depositary Receipts. The fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the fund may invest in debt securities of countries and governments located anywhere in the world.

The fund may also invest in equity-linked notes (ELNs), which are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. The fund may engage in all types of ELNs, including those that: (1) provide for protection of the fund's principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the fund to the risk of loss of the Fund's principal investment. ELNs can provide the fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative.

The manager's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and in a portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. The fund may invest in all types of equity and equity-related securities, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchange-traded funds (ETFs)), real estate investment trusts (REITs), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The fund defines non-U.S. companies as companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits, from businesses, investments, or sales outside of the United States. The fund primarily will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets.

The fund may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries.

The fund generally invests in the equity securities of issuers believed by the manager to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. The manager applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the fund, using a combination of fundamental and quantitative analysis. In selecting investments for the fund, the manager considers various factors, such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer's inherent value.

The fund may (but is not required to) invest in derivatives, including put and call options, futures,

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International Value Fund (Acquired Fund)	Disciplined Value International Fund (Acquiring Fund)

cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

forward contracts, and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and nonhedging purposes, including reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The fund may participate as a purchaser in Initial Public Offerings (IPOs). An IPO is a company's first offering of stock to the public. The fund may also seek to increase its income by lending portfolio securities.

The manager will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the manager constantly monitors and adjusts as appropriate.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Changes to Principal Investment Strategies
The Board can change each fund’s investment objective and strategies without shareholder approval. The Acquiring Fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.
Temporary Defensive Investing

A fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between the Funds.

Investment Objectives and Principal Investment Strategies

As shown in the table above, the Funds have substantially identical investment objectives: to seek long-term growth of capital (Acquired Fund), and to seek long-term capital growth (Acquiring Fund). Each fund invests primarily in equity securities issued by non-U.S. companies. The Funds both have a “bottom-up” investment philosophy and stock selection process, with the Acquired Fund focusing on the market price of a company’s securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential, and the Acquiring Fund investing in issuers believed to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change.

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The Reorganization is not expected to result in any change to the investment objective or principal investment policies of the Acquiring Fund, or any substantial change in portfolio composition. The primary differences in the Funds’ stated principal investment strategies are summarized below:

1.	80% Policy. Whereas the Acquiring Fund has a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity related securities issued by non-U.S. companies of any capitalization size, the Acquired Fund does not have an 80% investment policy. Rather, the Target Fund primarily invests in equity securities of companies located outside the U.S., including in emerging markets.
2.	Hedging, Derivatives, and Other Strategic Transactions. The use of hedging and derivatives by each Fund differs. Whereas the Acquired Fund only intends to utilize equity-linked notes, the Acquiring Fund intends to utilize foreign currency forward contracts, futures contracts, options, and swaps.

3.	Equity-Related Securities. While both Funds invest primarily in equity securities and may invest in convertible securities, the Acquiring Fund also may invest in equity-related securities, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchange-traded funds (ETFs)), real estate investment trusts (REITs), and equity participations.
4.	Depositary Receipts. Whereas the Acquired Fund may invest in American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, the Acquiring Fund has no stated policy to invest in these types of securities.
5.	Sector Focus. Whereas the Acquired Fund may, from time to time, based on economic conditions, have significant positions in particular countries or sectors such as technology (including computer hardware and software, electronics, and telecommunication) and financial institutions, the Acquiring Fund has no such stated policy.

Please refer to the Funds’ current prospectuses, as may be supplemented, for additional details regarding their respective principal investment strategies.

Comparison of Investment Restrictions

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund has adopted investment policies that can be changed only with shareholder approval. These policies are referred to as “fundamental investment restrictions.” Each Fund has identical fundamental investment restrictions relating to concentration, borrowing, underwriting, investing in real estate and commodities, lending, and issuing senior securities. The Acquired Fund also has a fundamental investment restriction regarding diversification, which the Acquiring Fund does not have.

In addition, each Fund has also adopted investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone. The Funds’ non-fundamental investment restrictions are the same except that the Acquired Fund has a non-fundamental investment policy not to pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Acquired Fund, except in an amount not more than 33 1/3% of the value of the Acquired Fund’s total assets. The Acquiring Fund has a non-fundamental investment policy not to pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Acquiring Fund, except in an amount not more than 10% of the value of the Acquiring Fund’s total assets.

COMPARISON OF FUND CLASSES

The Acquired Fund currently offers Class NAV and Class 1 shares. The Acquiring Fund offers Class NAV and Class R6 shares, as well as Class A, C, R2, and R4 shares, which are not involved in the Reorganization.

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Class NAV shares of the Acquired and Acquiring Funds

▪   Class NAV shares are offered without a front-end sales charge and are not subject to a contingent deferred sales charge (CDSC).

▪   Class NAV shares are not subject to Rule 12b-1 fees.

▪   Class NAV shares have no minimum investment requirement.

▪   Class NAV shares are sold to John Hancock funds of funds, and may also be sold to retirement plans for employees of John Hancock and/or Manulife affiliated companies only, including John Hancock qualified plans and non-qualified deferred compensation plans, and separate investment accounts of John Hancock and its insurance affiliates and to the issuers of interests in the John Hancock Freedom 529 Plan, including the Education Trust of Alaska.

Class 1 shares of the Acquired Fund

▪   Class 1 shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class 1 shares are subject to Rule 12b-1 fees equal to an annual rate of 0.05% of the average daily net assets attributable to the Acquired Fund’s Class 1 shares.

▪   Class 1 shares have no minimum investment requirement.

▪   Class 1 shares are offered only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

Class R6 shares of the Acquiring Fund

▪   Class R6 shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class R6 shares are not subject to Rule 12b-1 fees.

▪   Class R6 shares have a minimum investment requirement of $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund's portfolio management team and the spouses and children (under age 21) of the aforementioned.

▪   Class R6 shares are offered only to certain investors listed in the Acquiring Fund’s prospectus.

Net Asset Value. All purchases, exchanges, and sales are made at a price based on the next NAV per share (“NAV”) of the class of a Fund to be calculated after your request is received in good order. Each Fund’s NAV is normally determined once daily as of the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern Time, on each business day that the NYSE is open).

Commencement Dates. Class NAV shares of the Acquired Fund were first offered on October 15, 2005. Class NAV shares of the Acquiring Fund were first offered on April 13, 2015. Class 1 shares of the Acquired Fund were first offered on October 15, 2005. Class R6 shares of the Acquiring Fund were first offered on September 29, 2014.

COMPARISON OF INVESTMENT RISKS

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following discussion describes the Funds’ principal risks.

Principal Risks Applicable to Both Funds (listed in alphabetical order)

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

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Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions).

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer's board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock's value can depend heavily upon the underlying common stock's value.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Principal Risks Specific to International Value Fund (listed in alphabetical order)

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations.

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An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.

Hedging, derivatives, and other strategic transactions risk. Derivatives and other strategic transactions that the fund intends to utilize include: equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market).

Liquidity risk. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Sector risk. When a fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. To the extent that a fund invests in securities of companies in the financial services sector, the fund may be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors, impacting that sector.

Telecommunications sector risk. Telecommunication services companies are subject to government regulation of services and rates of return and can be significantly affected by intense competition, among other factors.

Value investing style risk. The fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Principal Risks Specific to Disciplined Value International Fund (listed in alphabetical order)

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities of the index it is designed to track. However, at times, an ETF’s portfolio composition and performance may not match that of such index. A fund bears ETF fees and expenses indirectly.

Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets and political systems than traditional emerging-market countries, which magnifies emerging-market risks.

Hedging, derivatives, and other strategic transactions risk. Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options, and swaps. Foreign currency forward contracts, futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Investment company securities risk. Underlying fund fees and expenses are borne by fund shareholders indirectly.

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Master limited partnership risk. MLPs generally reflect the risks associated with their underlying assets and with pooled investment vehicles. MLPs with credit-related holdings are subject to interest-rate risk and risk of default.

Participatory notes risk. Participatory notes (p-notes) represent interests in securities listed on certain foreign exchanges. Due to transaction costs and other expenses, p-notes will not replicate exactly the performance of their underlying securities. P-notes are general unsecured contractual obligations of the financial institutions issuing the notes and are subject to liquidity risk and a high degree of counterparty risk.

Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Value investment risk. Value stocks may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.

Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

COMPARISON OF EXPENSES

While the pro forma management fee schedule for the Acquiring Fund is higher than that of the Acquired Fund for the periods ended April 30, 2020 and February 29, 2020, respectively, the hypothetical pro forma total annual operating expenses of the Class NAV and Class R6 shares of the Acquiring Fund to be issued in the Reorganization are expected to be lower than the expenses of the Class NAV and Class 1 shares of the Acquired Fund to be exchanged, respectively, both before and after any current fee waivers. Specifically, the pro forma expense ratio of the Acquiring Fund’s Class NAV shares is expected to be 0.85%, whereas the expense ratio of the Acquired Fund’s Class NAV shares as of February 29, 2020 was 0.88%. In addition, as of February 12, 2020, following the reassignment of the Acquired Fund to Boston Partners, the Acquired Fund’s advisory fee schedule is the same as that of the Acquiring Fund. On a pro forma basis, for the 12-month period ended April 30, 2020, the Reorganization would result in a $66,910 decrease in combined other operating expenses (including audit fees), due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in $0.01 per share expense decrease.

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. “Shareholder Fees” are charged directly to your account. “Annual Fund Operating Expenses” are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on: (a) expenses paid by Class NAV and Class 1 shares of the Acquired Fund for the twelve-month period ended February 29, 2020, the end of the Acquired Fund’s most recently completed six-month fiscal period; (b) expenses paid by Class NAV and Class R6 shares of the Acquiring Fund for the twelve month period ended April 30, 2020, the end of the Acquiring Fund’s most recently completed six-month fiscal period; and (c) the pro forma expenses of the Class NAV and Class R6 shares of the Acquiring Fund to be received in the Reorganization as of April 30, 2020 (showing the effect of the Reorganization had it occurred on May 1, 2019, the beginning of the twelve months ended April 30, 2020). The Fund’s expenses after the Reorganization may be greater or less than those shown.

The following table illustrates the anticipated changes in operating expenses expected as a result of the Reorganization.

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Acquired Fund Class NAV — Acquiring Fund Class NAV

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	International Value Fund (Acquired Fund)	Disciplined Value International Fund (Acquiring Fund)	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class NAV	Class NAV	Class NAV
Management fee[1]	0.77	0.78	0.78
Other expenses	0.12	0.08	0.08
Total annual fund operating expenses	0.89	0.86	0.86
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements	0.88	0.85	0.85

1.	“Management fee” has been restated to reflect the contractual management fee schedule effective February 12, 2020.
2.	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Acquired Fund Class 1 — Acquiring Fund Class R6

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	International Value Fund (Acquired Fund)	Disciplined Value International Fund (Acquiring Fund)	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
	Class 1	Class R6	Class R6
Management fee[1]	0.77	0.78	0.78
Distribution and service (Rule 12b-1) fees	0.05	0.00	0.00
Other expenses	0.12	0.09	0.09
Total annual fund operating expenses	0.94	0.87	0.87
Contractual expense reimbursement[2]	-0.01	-0.01	-0.01
Total annual fund operating expenses after expense reimbursements[3]	0.93	0.86	0.86

1.	“Management fee” has been restated to reflect the contractual management fee schedule effective February 12, 2020.
2.	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
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3.	These expenses are the current and anticipated pro forma expenses of the Funds and do not reflect the anticipated expenses of the Reorganization, which are anticipated to be approximately $156,530, of which approximately $78,265 (0.04% and less than $0.01 per share) will be borne by the Acquired Fund.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and the Acquiring Fund, based on: (a) expenses paid by Class NAV and Class 1 shares of the Acquired Fund for the twelve-month period ended February 29, 2020, the end of the Acquired Fund’s most recently completed six-month fiscal period; (b) expenses paid by Class NAV and Class R6 shares of the Acquiring Fund for the twelve-month period ended April 30, 2020, the end of the Acquiring Fund’s most recently completed six-month fiscal period; and (c) the pro forma expenses of the Class NAV and Class R6 shares of the Acquiring Fund to be received in the Reorganization as of April 30, 2020 (showing the effect of the Reorganization had it occurred on May 1, 2019, the beginning of the twelve months ended April 30, 2020).

The examples assume that you redeem all of your shares at the end of those periods, except as shown below. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. The examples are for comparison purposes only and are not a representation of your Fund’s or the Acquiring Fund’s actual expenses or returns, either past or future.

	International Value Fund (Acquired Fund)	Disciplined Value International Fund (Acquiring Fund)	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	NAV	NAV	NAV
Year 1	$90	$87	$87
Year 3	$283	$273	$273
Year 5	$492	$476	$476
Year 10	$1,095	$1,060	$1,060

	International Value Fund (Acquired Fund)	Disciplined Value International Fund (Acquiring Fund)	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)
Class:	1	R6	R6
Year 1	$95	$88	$88
Year 3	$299	$277	$277
Year 5	$519	$481	$481
Year 10	$1,154	$1,072	$1,072

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the fiscal year ended August 31, 2019, the Acquired Fund’s portfolio turnover rate was 36% of the average value of its portfolio. During the fiscal year ended October 31, 2019, the Acquiring Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

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COMPARISON OF ADVISORY ARRANGEMENTS

Your Fund’s and the Acquiring Fund’s advisory agreements are substantially similar. In particular, effective February 12, 2020, when the Acquired Fund was reassigned to Boston Partners, the management fees payable by the Acquiring Fund under its management fee schedule are the same as those paid by the Acquired Fund under its management fee schedule. As noted in the table under “Management Arrangements,” JHIM serves as the investment advisor for each Fund and Boston Partners serves as each Fund’s subadvisor.

International Value Fund (Acquired Fund) and Disciplined Value International Fund (Acquiring Fund)

0.825% — First $300 million

0.775% — $300 million to $2.5 billion*

0.750% — Next $500 million

0.725% — Excess over $3 billion**

*When aggregate net assets are equal to or exceed $300 million, the advisory fee is 0.775% on all net assets up to $2.5 billion.

**The fee schedule above became effective for the Acquired Fund on February 12, 2020 (the “New Fee Schedule”).

During the fiscal year ended August 31, 2019, the Acquired Fund paid an effective annual advisory fee of 0.79% (including any waivers and/or reimbursements). During the fiscal year ended October 31, 2019, the Acquiring Fund paid an effective annual advisory fee of 0.80% (including any waivers and/or reimbursements). Had the New Fee Schedule been in effect for the twelve-month period ended August 31, 2019, the Acquired Fund would have paid an effective advisory fee of 0.77%.

JHIM, and not either of the Funds, pays subadvisory fees to Boston Partners, each Fund’s subadvisor.

Comparison of Fund Performance

Past performance records of the Funds, including calendar year total returns and average annual total returns through April 30, 2020, are set forth under “Funds’ Past Performance” beginning on page 19 of this Proxy/Prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

▪	The Reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on October 16, 2020 (the “Closing Date”), but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern Time, on the Closing Date.
▪	The Acquiring Fund will issue Class NAV shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class NAV shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class NAV shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class NAV shareholders of the Acquired Fund will become Class NAV shareholders of the Acquiring Fund.
▪	The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class 1 shares. As part of the liquidation of the Acquired Fund, these
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shares will immediately be distributed to Class 1 shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Class 1 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

▪	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Reorganization

The Acquired Fund Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future. The Acquiring Fund and the Acquired Fund currently have identical investment objectives, each Fund invests primarily in equity securities issued by non-U.S. companies, and, upon consummation of the Reorganization, the Acquiring Fund is expected to continue its investment strategies currently in effect.

The Funds’ Trustees review each of the various funds in the John Hancock Funds complex on an ongoing basis as part of their fiduciary responsibilities. The Acquired Fund Board considered that the Acquiring Fund has outperformed the Acquired Fund for the year-to-date as of April 30, 2020, and the one-, three, five- and ten-year/since inception trailing periods ended April 30, 2020. After review and analysis, the Adviser recommended, and the Acquired Fund Board concluded, that the Acquiring Fund would offer investors an equity-investment style similar to that of the Acquired Fund, with lower expenses, better long-term historical performance, and the potential for better future performance. As a result, the Acquired Fund Board believes that that the proposed Reorganization, as well as the combined assets of both Funds resulting in economies of scale, is in the best interests of the Acquired Fund and its shareholders.

While the pro forma management fee schedule for the Acquiring Fund is higher than that of the Acquired Fund for the periods ended April 30, 2020 and February 29, 2020, respectively, it is anticipated that the expense ratios for Class NAV and Class R6 shares of the Acquiring Fund to be issued in the Reorganization will be lower than the expense ratios of the corresponding Class NAV and Class 1 shares of the Acquired Fund to be exchanged, both before and after any current fee waivers (on both a current and pro forma basis). Specifically, the pro forma expense ratio of the Acquiring Fund’s Class NAV shares is expected to be 0.85%, whereas the expense ratio of the Acquired Fund’s Class NAV shares as of February 29, 2020 was 0.88%. In addition, as of February 12, 2020, following the reassignment of the Acquired Fund to Boston Partners, the Acquired Fund’s advisory fee schedule is the same as that of the Acquiring Fund.

Board Consideration of the Reorganization

The Acquired Fund Board, including the Trustees of Acquired Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund or of JHIM (“Independent Trustees”), considered the Reorganization at its meeting held on June 23-25, 2020, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Acquired Fund Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the June 23-25, 2020 meeting to recommend approval of the Reorganization, the Acquired Fund Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interest of the Acquired Fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Acquired Fund Board considered, with respect to the Reorganization, the following factors, among others:

(1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds;

(2) the comparative historical performance of the Acquired and the Acquiring Funds;

(3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification;

(4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds;

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(5) the expense ratios, both before and after any current fee waivers, and available information regarding the fees and expenses of the Acquired and Acquiring Funds;

(6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund;

(7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

(8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization;

(9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization;

(10) the tax consequences of the Reorganization, including considering the tax consequences generally to the Acquired and Acquiring Funds’ respective shareholders; and

(11) possible alternatives to the Reorganization, including the liquidation of the Acquired Fund or possible mergers with other funds.

With respect to comparative historical performance, the Acquired Fund Board conducted a detailed performance and risk review of each Fund and reviewed information as of April 30, 2020, including the following comparison of the Acquired Fund’s Class NAV shares and the Acquiring Fund’s Class NAV shares for the year-to-date as of April 30, 2020, and the one-year, three-year, five-year, and ten-year/since inception trailing periods ended April 30, 2020. The Acquired Fund Board noted that the Acquiring Fund outperformed the Acquired Fund for all periods reviewed.

Average Annual Total Returns for Periods ended April 30, 2020

Prior to February 12, 2020, the Acquired Fund was managed by a different subadvisor, and thus, the performance presented prior to February 12, 2020 should not be attributed to the current subadvisor, Boston Partners. The Acquired Fund's performance shown below might have differed materially had Boston Partners managed the Acquired Fund prior to February 12, 2020.

International Value Fund, Class NAV

	Year to date	1 Year	3 Year	5 Year	10 Year
International Value Fund	-21.96%	-19.76%	-7.24%	-4.00%	1.20%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-17.84%	-11.34%	-0.58%	-0.17%	3.55%

Disciplined Value International Fund, Class NAV

	Year to date	1 Year	3 Year	5 Year	Since Inception
Disciplined Value International Fund	-20.86%	-16.45%	-5.49%	-3.03%	3.83%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-17.84%	-11.34%	-0.58%	-0.17%	5.01%
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In addition to the factors set forth above, the Acquired Fund Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of the Acquired Fund.

First, a combined fund offers economies of scale that may lead to lower per-share fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

Second, the Reorganization would permit the Acquired Fund’s shareholders to pursue a similar investment objective in a larger fund that invests primarily in equity securities. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Acquired Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, while the pro forma management fee schedule for the Acquiring Fund was higher than that of the Acquired Fund for the periods ended April 30, 2020 and February 29, 2020, respectively, on a pro forma basis the net operating expense ratios of the shares of the Acquiring Fund to be received in the Reorganization are estimated to be lower than the current expense ratios for the shares of the Acquired Fund to be exchanged, both before and after expense waivers. Over the longer term, the greater asset size of the combined fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Fourth, the Acquiring Fund has outperformed the Acquired Fund for the year-to-date as of April 30, 2020, and the one-, three, five- and ten-year/since inception trailing periods ended April 30, 2020, although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization. The Acquired Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

Fifth, shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization and the Advisor provides the same advisory services to each Fund. Boston Partners currently serves as each Fund’s subadvisor, and will continue to serve as subadvisor to the combined fund. The same individuals acting as the portfolio managers of the Acquiring Fund are expected to continue to act as the portfolio managers of the combined fund following the Reorganization.

Sixth, assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund, or their shareholders as a result of the Reorganization.

FUNDS’ PAST PERFORMANCE

Set forth below is past performance information for the Funds, which may help provide an indication of the Funds’ investment risk.

The bar chart under “Calendar year total returns” shows how total returns have varied from year to year for each Fund’s Class NAV shares for a full calendar year. The table under “Average annual total returns” shows average annual total returns over time for each Fund’s Class NAV shares, compared with a broad-based securities market index, both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results. The Acquiring Fund outperformed the Acquired Fund for the one-, five- and ten-year periods ended December 31, 2019.

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Calendar year total returns for Class NAV Shares through December 31, 2019 (%)

International Value Fund

(Acquired Fund)

Year-to-date total return. The Fund’s total return for the six months ended June 30, 2020, was [ ]%.

Best quarter: 24.86% (Quarter ended Q3 ‘09)

Worst quarter: -20.87% (Quarter ended Q3 ‘11)

19

Calendar year total returns for Class NAV Shares through December 31, 2019 (%)

Disciplined Value International Fund

(Acquiring Fund)

Year-to-date total return. The Fund’s total return for the six months ended June 30, 2020, was [ ]%.

Best quarter: 11.58% (Quarter ended Q3 ‘11)

Worst quarter: -15.03% (Quarter ended Q4 ‘18)

Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Average annual total returns for periods ended December 31, 2019 (%)

International Value Fund (Acquired Fund)

	One year	Five years	Ten years
Class NAV (before tax)	-15.23	-1.94	5.90
after tax on distributions	-16.04	-2.93	4.95
after tax on distributions, with sale	-9.02	-1.89	4.31
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	-13.79	0.53	6.32
20

Average annual total returns for periods ended December 31, 2019 (%)

Disciplined Value International Fund (Acquiring Fund)

	One year	Five years	Since inception (12/30/11)
Class NAV (before tax)	15.47	3.71	7.08
after tax on distributions	14.30	2.78	5.83
after tax on distributions, with sale	9.15	2.53	5.31
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	22.01	5.67	7.84

FURTHER INFORMATION ON THE REORGANIZATION

Tax Consequences of the Reorganization

The Reorganization is not intended to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Acquired Fund and Acquiring Fund receive a satisfactory opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

▪	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Acquired Fund, or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Acquired Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
▪	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Acquired Fund and the assumption of substantially all of the Acquired Fund’s liabilities by the Acquiring Fund;
▪	Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;
▪	Under Section 1223(2) of the Code, the tax holding period of the assets of the Acquired Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;
▪	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Acquired Fund shares solely for Acquiring Fund shares as part of the Reorganization;
▪	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares you surrender in exchange therefore;
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▪	Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Acquired Fund shares you surrender in the exchange, provided that you hold the Acquired Fund shares as capital assets on the date of the exchange; and
▪	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Acquired Fund shares and the fair market value of the Acquiring Fund shares you received.

Prior to the Closing Date, each of the Acquired Fund and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the Closing Date. These distributions will be taxable to shareholders.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.

As of April 30, 2020, the Acquired Fund had unrealized appreciation of 11.13% of its net assets, and the Acquiring Fund had unrealized appreciation of 11.98% of its net assets. As of its fiscal year end on October 31, 2019, the Acquiring Fund had $132,780,459 capital loss carryforwards. As of its fiscal year end on August 31, 2019, the Acquired Fund had no capital loss carryforwards.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the

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case absent the Reorganization. Thus, the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Proxy/Prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s amended and restated agreement and declaration of trust and the amended and restated by-laws. The obligations of the Acquired Fund and the Acquiring Fund are also subject to the receipt of an opinion of K&L Gates as to the U.S. federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. Either Fund’s Board may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization date, if either Fund’s Board believes that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. The costs that are expected to be incurred in connection with the Reorganization will be borne equally by the Acquired Fund and the Advisor. These costs are estimated to be approximately $156,530 and are comprised of audit and legal expenses. Approximately $78,265 will be borne by the Acquired Fund (0.04% and $0.01 per share) and approximately $78,265 will be borne by the Advisor.

Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchase or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization. The Acquired Fund will benefit from economies of scale that may lead to lower per-share fund expenses in the future, and the potential for improved performance. Therefore, the Acquired Fund is expected to be the primary beneficiary in the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

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CAPITALIZATION

The following table sets forth the capitalization of the Acquired Fund as of February 29, 2020, the Acquiring Fund as of April 30, 2020, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred a year earlier, on May 1, 2019.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the Closing Date. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

Funds	Net assets ($)	Share class	NAV ($)	Shares outstanding
International Value Fund (a) (Acquired Fund)	$117,428,933	NAV	$12.70	9,244,476
	$101,319,847	1	$12.75	7,949,528
Disciplined Value International Fund (Acquiring Fund)	$1,154,395,323	NAV	$9.90	116,575,852
	$193,333,804	R6	$9.91	19,518,565
Reduction in net assets and net asset values per share of the Acquired Fund to reflect the estimated expenses of the Reorganization, and decrease in outstanding shares relative to net asset value upon the Reorganization.	($42,014)	NAV	$0.00	2,612,789
	($36,251)	1	$0.00	2,270,815
Disciplined Value International Fund (Acquiring Fund) (pro forma assuming Reorganization)	$1,271,782,242	NAV	$9.90	128,433,117
	$294,617,400	R6	$9.91	29,738,908

If the Reorganization had taken place on May 1, 2019, in accordance with the Agreement, approximately 11,857,265 Acquiring Fund Class NAV shares would have been issued to holders of the Acquired Fund Class NAV shares in exchange for each Class NAV share held, and approximately 10,220,343 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class 1 shares in exchange for each Class R6 share held.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in a Fund’s prospectus you can find additional information about the Fund.

Type of Information	Headings in the Prospectus
Investment objective and policies

•   Fund Summary: Investment Objective; Principal Investment Strategies; Principal Risks of Investing in the Fund (Acquired Fund Class NAV and Class 1 Prospectuses)

•   Additional Information about the Funds Principal Investment Strategies; Additional Information about the Funds’ Principal Risks (Acquired Fund Class NAV and Class 1 Prospectuses)

•   Fund Summary: Investment Objective; Principal Investment Strategies; Principal Risks (Acquiring Fund Class NAV and Class R6 Prospectuses)

•   Fund Details: Principal Investment Strategies; Principal Risks of Investing (Acquiring Fund Class NAV and Class R6 Prospectuses)

Portfolio management

•   Fund Details: Advisor; Subadvisory Arrangements and Management Biographies (Acquired Fund Class NAV and Class 1 Prospectuses)

•   Fund Details: Investment Advisor; Subadvisor (Acquiring Fund Class NAV and Class R6 Prospectuses)

Expenses	• Fund Summary: Fees and Expenses
Custodian	• Fund Details: Custodian
Shares of beneficial interest

•   Your Account: Class NAV Shares (Acquired Fund Class NAV Prospectus)

•   Your Account: Class 1 Shares (Acquired Fund Class 1 Prospectus)

•   Your Account: Who Can Buy Shares (Acquiring Fund Class NAV Prospectus)

•   Your Account: Choosing an Eligible Share Class (Acquiring Fund Class R6 Prospectus)

Purchase of shares, Redemption or sale of shares

•   Your Account: Buying Shares; Selling Shares; Transaction Policies (Acquiring Fund Class R6 Prospectus)

•   Your Account: Transaction Policies (Acquired and Acquiring Fund Class NAV Prospectuses and Acquired Fund Class 1 Prospectus)

Dividends, distributions, and taxes	• Your Account: Dividends and Account Policies

BOARD RECOMMENDATION

For the reasons described above, the Acquired Fund Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquired Fund. Similarly, the Acquiring Fund Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquiring Fund. The Acquiring Fund Board also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.
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CONFLICTS OF INTEREST

Although the expected management fee rate of the Acquiring Fund after the Reorganization will be the same as the management fee rate currently paid by shareholders of the Acquired Fund, JHIM is nonetheless expected to benefit from the Reorganization due to reduced administrative complexity and the potential for increased assets under management, as the combined fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or
(2)	more than 50% of the outstanding voting securities of the Acquired Fund.
Shares	Quorum	Voting
In general	All shares present or by proxy are counted towards a quorum.	Shares present at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

If your proxy is not received on a timely basis, it will not be counted. If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment advisor, JHIM, and its transfer agent, Signature Services; or by broker-dealer firms.

Revoking Proxies

The Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909;
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▪	By returning a duly executed proxy with a later date before the time of the meeting; or
▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote at the meeting, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of July 28, 2020 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Shares Outstanding
Class NAV	[ ]
Class 1	[ ]
Total	[ ]

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present at the meeting or represented by proxy, will be considered a quorum for the transaction of business.

Other Business

The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by e-mail, or at the meeting, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHIM or Signature Services, or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

▪	A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.
▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.
▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.
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▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.
▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You may also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote at the meeting if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the Proxy/Prospectus and have your proxy card(s) at hand.
▪	Go to the website on the proxy card(s).
▪	Enter the control number found on your proxy card(s).
▪	Follow the instructions on the website. Please call us at 800-225-5291 if you have any problems.
▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 200 Berkeley Street, Boston, Massachusetts 02116, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of each Fund, as of July 28, 2020, the Trustees and officers of the Acquired Fund Trust and the Acquiring Fund Trust, each in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of their respective Funds.

To the knowledge of the management team of each Fund, as of July 28, 2020, the following principal shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Acquired Fund can control the Acquired Fund and determine the outcome of a shareholder meeting. [TABLE TO BE COMPLETED]

Class	Name and Address	Percentage	Ownership
International Value Fund

Disciplined Value International Fund

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EXPERTS

The financial highlights and financial statements of the Acquired Fund, included in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2019 (File No. 811-21779), and the financial highlights and financial statements of the Acquiring Fund, included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2019 (File No. 811-0560) have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements, in addition to the unaudited financial highlights and financial statements of each Fund, included in the Funds’ Semiannual Report to Shareholders for the six months ended February 29, 2020 (File No. 811-21779) (Acquired Fund) and April 30, 2020 (File No. 811-0560) (Acquiring Fund), have been incorporated by reference into the Proxy/Prospectus and SAI insofar as they relate to the Acquired Fund and Acquiring Fund.

Each Fund will furnish, without charge, a copy of its most recent Annual and Semiannual Report to any shareholder upon request.

The Annual Report of the Acquired Fund for the fiscal year ended August 31, 2019 was filed with the SEC on November 1, 2019. The Annual Report of the Acquiring Fund for the fiscal year ended October 31, 2019 was filed with the SEC on December 23, 2019. The unaudited Semiannual Report of the Acquired Fund for the six months ended February 29, 2020 was filed on April 27, 2020. The unaudited Semiannual Report of the Acquiring Fund for the six months ended April 30, 2020 was filed on June 17, 2020.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Such materials are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov.

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EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [________ __, 2020], by and between International Value Fund (the “Acquired Fund”), a series of John Hancock Funds II (the “Acquired Fund Trust”), a Massachusetts business trust, and Disciplined Value International Fund (the “Acquiring Fund”), a series of John Hancock Investment Trust (the “Acquiring Fund Trust”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the Acquiring Fund as described below (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.        Representations and Warranties of the Acquiring Fund.

The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)        The Acquiring Fund is a series of shares of the Acquiring Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Acquiring Fund Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust, dated January 22, 2016, as may be amended (the “Acquiring Fund Declaration of Trust”), and the 1940 Act.

(c)        The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code, for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)        The Acquired Fund has been furnished with: (i) the annual report of the Acquiring Fund for the fiscal year ended October 31, 2019, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm; and (ii) the unaudited semiannual report of the Acquiring Fund for the six months ended April 30, 2020, which, in each case, fairly presents

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the financial condition and result of operations of the Acquiring Fund as of the dates of the respective reports, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)       The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of April 30, 2020, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)       The Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquiring Fund Trust (the “Acquiring Fund Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)       Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust or the Acquiring Fund which assert liability on the part of the Acquiring Fund Trust or the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund Trust or the Acquiring Fund or the Acquiring Fund Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Acquiring Fund Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)       Neither the Acquiring Fund Trust nor the Acquiring Fund is obligated under any provision of the Acquiring Fund Declaration of Trust or the Acquiring Fund Trust’s Amended and Restated By-laws, dated June 28, 2005, as may be amended (the “Acquiring Fund By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)       There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)        No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)        The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)       did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

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(ii)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l)         The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)       All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement above that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares.

(n)        The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class NAV and Class R6 shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund Trust.

(o)       At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)       At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q)        The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.         Representations and Warranties of the Acquired Fund.

The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)       The Acquired Fund is a series of shares of the Acquired Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust. Each of the Acquired Fund

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Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)       The Acquired Fund Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquired Fund Trust’s Amended and Restated Declaration of Trust, dated January 22, 2016, as may be amended (the “Acquired Fund Declaration of Trust”), and the 1940 Act.

(c)       The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)       The Acquired Fund Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquired Fund Trust (the “Acquired Fund Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)       The Acquiring Fund has been furnished with: (i) the annual report of the Acquired Fund for the fiscal year ended August 31, 2019, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm; and (ii) the semiannual report of the Acquired Fund for the six-month fiscal period ended February 29, 2020, which, in each case, fairly presents the financial condition and result of operations of the Acquired Fund as of the dates of the respective reports, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)        The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of February 29, 2020, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)       Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund which assert liability on the part of the Acquired Fund Trust or the Acquired Fund or which materially affect the financial condition of the Acquired Fund Trust or the Acquired Fund or the Acquired Fund Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Acquired Fund Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)        There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)         Neither the Acquired Fund Trust nor the Acquired Fund is obligated under any provision of the Acquired Fund Declaration of Trust or the Acquired Fund Trust’s Amended and Restated By-laws, dated March 8, 2005, as may be amended (the “Acquired Fund By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

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(j)         The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)        As used in this Agreement, the term “Acquired Fund Investments” shall mean:

(i)       the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii)       all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)         No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)       The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)       did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)       does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)        All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Acquired Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(o)        All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)       The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

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(q)       The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.         The Reorganization.

(a)       Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)       If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)       nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Acquired Fund Board or the Acquired Fund’s investment advisor, such disposition would not be in the best interests of the Acquired Fund; and

(ii)       nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund Board or the Acquiring Fund’s investment advisor, such disposition would not be in the best interests of the Acquiring Fund.

(c)       Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on September 1, 2019 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on August 31, 2020.

(d)       The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)       The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)        Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)        The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

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(h)       The Acquiring Fund will (a) file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Acquiring Fund Declaration of Trust and (b) implement any amendment to the Acquiring Fund By-laws necessary to consummate the Reorganization.

4.         Valuation.

(a)       On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date, determined as hereinafter provided in this Section 4:

(i)       in the case of Class NAV shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class NAV shares

(ii)        in the case of Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class 1 shares.

(b)       The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)       The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)       No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)        The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)        The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.         Payment of Expenses.

(a)        Except as otherwise provided in this Section 5, the Acquired Fund will bear all of the costs that are incurred in connection with the Reorganization. The Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)       In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Investment Management LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c)       Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

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(d)       Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.        Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)       Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)       The Acquired Fund Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)       In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)       The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)       The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f)        Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g)       The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h)       The Acquired Fund Trust shall:

(i)       following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Acquired Fund Declaration of Trust, the Acquired Fund By-laws, the 1940 Act, and any other applicable law;

(ii)       not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)       on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

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(i)        Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date, all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j)        Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund Trust, the Acquiring Fund, the Acquired Fund Trust, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(k)       In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(l)        After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(m)       Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Acquiring Fund Trust, an open-end management investment company registered under the 1940 Act.

7.        Closing Date.

(a)       Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on October 16, 2020, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)       To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)       The Acquired Fund will deliver to the Acquiring Fund on the Closing Date: (i) copies of all relevant tax books and records; and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)       As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

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8.        Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)       That the Acquiring Fund Board has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquiring Fund Board, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Board certified by its Secretary or Assistant Secretary.

(b)       That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)       That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)       That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i)       both the Acquiring Fund and the Acquiring Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)       the Acquiring Fund is a separate series of the Acquiring Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Board, and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)       neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)       the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

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(vi)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)       That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)       That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(h)       That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, be contemplated by the Commission.

9.        Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)       That the Acquiring Fund Board has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund Board and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Fund Declaration of Trust); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b)       That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)       That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

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(d)       That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)       That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)       both the Acquired Fund and the Acquired Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)       the Acquired Fund is a separate series of the Acquired Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)       this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Board, and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv)      neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)       to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)       That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)       That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, be contemplated by the Commission.

(h)        That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i)        That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)        That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on September

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1, 2019 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on August 31, 2020.

10.       Termination, Postponement and Waivers.

(a)       Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)       by mutual consent of the Acquired Fund Board and the Acquiring Fund Board;

(ii)       by the Acquired Fund Board if any condition of the Acquiring Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by the Board; or

(iii)       by the Acquiring Fund Board if any condition of the Acquired Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by the Board.

(b)       If the Reorganization contemplated by this Agreement has not been consummated by October 2, 2021, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Acquired Fund Board and the Acquiring Fund Board.

(c)       In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d)       At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Acquired Fund Board or the Acquiring Fund Board, if, in the judgment of the Boards after consultation with their counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e)       The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)         If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.       Indemnification.

(a)       Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of

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judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)       The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.       Other Matters.

(a)       All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)       All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to International Value Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Disciplined Value International Fund, c/o John Hancock, 200 Berkeley Street, Boston, Massachusetts 02116, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)       This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d)       It is expressly agreed that the obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Acquired Fund Declaration of Trust or the Acquiring Fund Declaration of Trust, as applicable. The execution and delivery of this Agreement has been authorized by the Acquired Fund Board, on

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behalf of the Acquired Fund, and the Acquiring Fund Board, on behalf of the Acquiring Fund, and signed by authorized officers of each respective Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each respective Trust on behalf of the relevant Fund as provided in the Acquired Fund Declaration of Trust and the Acquiring Fund Declaration of Trust, as applicable.

(e)       This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS II,
on behalf of its series, INTERNATIONAL VALUE FUND

By:
Name:
Title:

JOHN HANCOCK INVESTMENT TRUST,
on behalf of its series, DISCIPLINED VALUE INTERNATIONAL FUND

By:
Name:
Title:

Agreed to and accepted as to Section 5 only:
JOHN HANCOCK INVESTMENT MANAGEMENT LLC

By:
Name:
Title:
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Thank you for mailing your proxy card promptly!

[Logo] John Hancock(R) John Investment Management Distributors LLC
MEMBER FINRA

200 Berkeley Street
Boston, MA 02116

1-800-225-5291
1-888-231-5469 TTY
1-800-338-8080 EASI-Line

jhinvestments.com

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[MAILING CODE]

STATEMENT OF ADDITIONAL INFORMATION

July [ ], 2020

INTERNATIONAL VALUE FUND

(the “Acquired Fund,” a series of John Hancock Funds II)

AND

DISCIPLINED VALUE INTERNATIONAL FUND
(the “Acquiring Fund,” a series of John Hancock Investment Trust)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated July [ ], 2020). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund is a series of John Hancock Funds II (the “Acquired Fund Trust”), a Massachusetts business trust, and the Acquiring Fund is a series of John Hancock Investment Trust (the “Acquiring Fund Trust”), also a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated July [ ], 2020, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on October 2, 2020.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Investment Management LLC

200 Berkeley Street

Boston, Massachusetts 02116

800-225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information for the Acquired Fund dated January 1, 2020 (the “Acquired Fund SAI”).
2.	The Statement of Additional Information for the Acquiring Fund dated March 1, 2020, (the “Acquiring Fund SAI”).
3.	The Annual Report of the Acquired Fund Trust for the fiscal year ended August 31, 2019 with respect to the Acquired Fund (the “Acquired Fund Annual Report”).
4.	The Annual Report of the Acquiring Fund Trust for the fiscal year ended October 31, 2019, with respect to the Acquiring Fund (the “Acquiring Fund Annual Report”).
5.	The Semiannual Report of the Acquired Fund Trust for the six months ended February 29, 2020, with respect to the Acquired Fund (the “Acquired Fund Semiannual Report”).
6.	The Semiannual Report of the Acquiring Fund Trust for the six months ended April 30, 2019, with respect to the Acquiring Fund (the “Acquiring Fund Semiannual Report”).

7.	Pro forma financial information.

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI is incorporated by reference to:

1.	Post-Effective Amendment No. 219 to the Acquired Fund Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 333-126293, 811-21779), on December 23, 2019 (Accession No. 0001133228-19-007076); and

The Acquiring Fund SAI is incorporated by reference to:

1.	Post-Effective Amendment No. 203 to the Acquiring Fund Trust’s registration statement on Form N-1A, which was filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) (File Nos. 002-10156, 811-00560), on February 26, 2020 (Accession No. 0001133228-20-000684); and

The Acquired Fund Annual Report is incorporated by reference to the Acquired Fund Trust’s report on Form N-CSR (File No. 811-21779) that was filed with the SEC on November 1, 2019 (Accession No. 0001145443-18-000733).

The Acquiring Fund Annual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-00560) that was filed with the SEC on December 23, 2019 (Accession No. 0001145443-19-000500).

The Acquired Fund Semiannual Report is incorporated by reference to the Acquired Fund Trust’s report on Form N-CSR (File No. 811-21779) that was filed with the SEC on April 27, 2020 (Accession No. 0001145443-20-000235).

The Acquiring Fund Semiannual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-00560) that was filed with the SEC on June 17, 2020 (Accession No. 0001145443-20-000292).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Acquired Fund Annual Report, the Acquiring Fund Annual Report, the Acquired Fund Semiannual Report, and the Acquiring Fund Semiannual Report, each of which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the twelve months ended April 30, 2020, is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated at the beginning of that period, on May 1, 2019. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

Each Fund is advised by John Hancock Investment Management LLC (“JHIM”) and subadvised by Boston Partners Global Investors, Inc. Each Fund is a diversified series of its respective Trust, each a Massachusetts business trust.

The purpose of the Reorganization is to consolidate the two Funds, each of which invests primarily in equity securities issued by non-U.S. companies. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

The Acquired Fund currently offers Class NAV and Class 1 shares. The Acquiring Fund offers Class NAV and Class R6 shares, as well as Class A, C, R2 and R4 shares, which are not involved in the Reorganization. In connection with the Reorganization, Class NAV shareholders of the Acquired Fund will receive Class NAV shares of the Acquiring Fund and Class 1 shareholders of the Acquired Fund will receive Class R6 shares of the Acquiring Fund.

Class NAV shares of each Fund have the same characteristics and same fee structures. Class NAV shares of each Fund are offered without a front-end sales charge and are not subject to Rule 12b-1 fees.

Class 1 shares of the Acquired Fund are offered without a sales load, but are subject to annual Rule 12b-1 fees of 0.05%. The Acquiring Fund does not offer Class 1 shares.

Class R6 shares of the Acquiring Fund are offered without a sales load and are not subject to Rule 12b-1 fees.

As of April 30, 2020, the Acquired Fund’s net assets amounted to $201 million and the Acquiring Fund’s assets amounted to $1.5 billion.

The Funds’ current management fee schedules are identical and are shown in the following table, as annual percentages of each Fund’s average daily net assets.

Both Funds’ Management Fee Rates

0.825% — First $300 million

0.775% — $300 million to $2.5 billion*

0.750% — Next $500 million

0.725% — Excess over $3 billion**

*When aggregate net assets are equal to or exceed $300 million, the advisory fee is 0.775% on all net assets up to $2.5 billion.

**The fee schedule above became effective for the Acquired Fund on February 12, 2020.

Prior to February 12, 2020, the Funds’ management fee schedules were as follows:

International Value Fund (Acquired Fund)	Disciplined Value International Fund (Acquiring Fund)

0.950%— First $150 million

0.850%— Next $150 million

0.800%— Excess over $300 million*

*When Aggregate Net Assets exceed $300 million, the advisory fee rate is 0.800% on all net assets of the fund

(the “New Fee Schedule”)

0.825% — First $300 million

0.775% — $300 million to $2.5 billion*

0.750% — Next $500 million

0.725% — Excess over $3 billion**

*When aggregate net assets are equal to or exceed $300 million, the advisory fee is 0.775% on all net assets up to $2.5 billion.

During the fiscal year ended August 31, 2019, the Acquired Fund paid an effective annual advisory fee of 0.79% (including any waivers and/or reimbursements). During the fiscal year ended October 31, 2019, the Acquiring Fund paid an effective annual advisory fee of 0.80% (including any waivers and/or reimbursements). Had the New Fee Schedule been in effect for the twelve-month period ended August 31, 2019, the Acquired Fund would have paid an effective advisory fee of 0.77%

JHIM, and not either of the Funds, pays subadvisory fees to each Fund’s subadvisor.

The Acquired Fund and the Acquiring Fund have the same other service providers, as detailed in the following table.

Distributor	John Hancock Investment Management Distributors LLC 200 Berkeley Street Boston, MA 02116
Transfer agent	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909
Custodian	State Street Bank & Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent registered public accounting firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, Massachusetts 02210

On a pro forma basis, for the twelve months ended April 30, 2020, based on the Acquiring Fund’s management and distribution fees in effect prior to February 12, 2020, the proposed reorganization of the Acquiring Fund and the Acquired Fund would have resulted in a decrease in audit fees of approximately $57,660, and a decrease in other operating fees of approximately $9,250, resulting in an overall decrease of $66,910 in gross operating expenses for the combined Fund’s expense ratios and an expense decrease of less than $0.01 per share for the Acquiring Fund and an expense decrease of approximately less than $0.01 per share for the Acquired Fund.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund is expected to be the accounting survivor after the Reorganization.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders. Assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund, or their shareholders as a result of the Reorganization.

As of April 30, 2020, the Acquired Fund had unrealized appreciation of 11.13% of its net assets, and the Acquiring Fund had unrealized appreciation of 11.98% of its net assets. As of its fiscal year end on

October 31, 2019, the Acquiring Fund had $132, 780,459 capital loss carryforwards. As of its fiscal year end on August 31, 2019, the Acquired Fund had no capital loss carryforwards.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

The estimated cost of the Reorganization is approximately $156,530, which will be borne equally by the Acquired Fund and JHIM. Accordingly, approximately $78,265 will be borne by the Acquired Fund (0.04% and $0.01 per share) and approximately $78,265 will be borne by the Advisor.

Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchase or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization. The Funds have substantially similar portfolio holdings, and it is anticipated that it will not be necessary to align the portfolios prior to the Reorganization. As a result, the Acquired Fund is not expected to incur any expenses related to the purchase or sale of portfolio securities. If the Reorganization is not consummated, JHIM will pay the expenses of the Reorganization.

JOHN HANCOCK INVESTMENT TRUST

PART C

OTHER INFORMATION

Item 15.            Indemnification

No change from the information set forth in Item 30 of the most recently filed amendment to the Registration Statement of John Hancock Investment Trust (“Registrant”) on Form N-1A under the 1933 Act and the 1940 Act (File Nos. 002-10156 and 811-00560) as filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2020 (accession number 0001133228-20-000684), which information is incorporated herein by reference.

Item 16.            Exhibits

1(a)	Amended and Restated Declaration of Trust dated January 22, 2016. – previously filed as exhibit 99.(a) to post-effective amendment no. 154 filed on February 25, 2016, accession number 0001133228-16-007639.
1(a)(1)	Amendment dated December 13, 2018 to the Amended and Restated Declaration of Trust dated January 22, 2016 – previously filed as exhibit 99.(a).1 to post-effective amendment no. 189 filed on February 28, 2019, accession number 0001133228-19-000768.
2(a)	Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b) to post-effective amendment no. 98 filed on May 2, 2005, accession number 0001010521-05-000151.
2(a)(1)	Amendment dated March 11, 2008 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).1 to post-effective amendment no. 111 filed on February 27, 2009, accession number 0000950135-09-001332.
2(a)(2)	Amendment dated June 9, 2009 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).2 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.
2(a)(3)	Amendment dated August 31, 2010 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).4 to post-effective amendment no. 115 filed on February 25, 2011, accession number 0000950123-11-017991.
2(a)(4)	Amendment dated March 10, 2016 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).4 to post-effective amendment no. 156 filed on March 14, 2016 accession number No. 0001133228-16-008195.
3	Not applicable.
4	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus).
5	See Exhibits 1 and 2.
6(a)	Investment Management Contract dated December 22, 1994 (the “Investment Management Contract”) between the Registrant and John Hancock Investment Management LLC[1] relating to John Hancock Fundamental Large Cap Core Fund (formerly, John Hancock Large Cap Equity Fund). – previously filed as exhibit 99.(5).(a) to post-effective amendment no. 73 filed on May 10, 1995, accession number 0000950135-95-001122.
6(a)(1)	Amendment dated July 1, 2005 to Investment Management Contract. – previously filed as exhibit 99.(d).4 to post-effective amendment no. 99 filed on March 1, 2006, accession number 0001010521-06-000157.

1 Prior to June 28, 2019, John Hancock Investment Management LLC was known as John Hancock Advisers, LLC.

6(a)(2)	Amendment dated December 12, 2019 to the Advisory Agreement relating to John Hancock Disciplined Value International Fund. – previously filed as exhibit 99.(d).8 to post-effective amendment no. 203 filed on February 26, 2020, accession number 0001133228-20-000684.
6(a)(5)	Sub-Advisory Agreement dated June 25, 2014 between John Hancock Investment Management LLC and Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc.) (“Boston Partners Sub-Advisory Agreement”) relating to John Hancock Disciplined Value International Fund. – previously filed as exhibit 99.(d).15 to post-effective amendment no. 137 filed on December 23, 2014, accession number 0001133228-14-004945.
6(a)(6)	Amendment dated December 12, 2019 to the Boston Partners Sub-Advisory Agreement relating to John Hancock Disciplined Value International Fund. – previously filed as exhibit 99.(d).28 to post-effective amendment no. 203 filed on February 26, 2020, accession number 0001133228-20-000684
7(a)	Distribution Agreement dated December 22, 1994 (“Distribution Agreement”) between John Hancock Investment Management Distributors LLC[2] and the Registrant. – previously filed as exhibit 99.(e) to post-effective amendment no. 133 filed on June 26, 2014, accession number 0001133228-14-002058.
7(a)(1)	Amendment dated June 25, 2014 to Distribution Agreement between the Registrant and John Hancock Investment Management Distributors LLC relating to John Hancock Disciplined Value International Fund and John Hancock Value Equity Fund. – previously filed as exhibit 99.(e).5 to post-effective amendment no. 133 filed on June 26, 2014, accession number 0001133228-14-002058.
8	Not applicable.
9(a)	Master Custodian Agreement dated September 10, 2008 among John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g).1 to post-effective amendment no. 111 filed on February 27, 2009, accession number 0000950135-09-001332.
9(a)(1)	Amendment dated October 1, 2015 to Master Custodian Agreement dated September 26, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g).3 to post-effective amendment no. 150 filed on December 24, 2015, accession number 0001133228-15-006566.
10(a)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 17, 2014, as amended June 22, 2017 (“18f-3 Plan”), for certain John Hancock Mutual Funds advised by John Hancock Investment Management LLC. – previously filed as exhibit 99.(n) to post-effective amendment no. 179 filed on February 28, 2018, accession number 0001133228-18-001177.
11	Opinion and Consent of K&L Gates LLP regarding legality of issuance of shares and other matters. – FILED HEREWITH.
12	Form of Opinion of K&L Gates LLP on tax matters. – FILED HEREWITH.
13(a)(1)	Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013 (“Restated Transfer Agency Agreement”) between John Hancock Mutual Funds advised by John Hancock Investment Management LLC and John Hancock Signature Services, Inc. – previously filed as exhibit 99.(h).5 to post-effective amendment no. 124 filed on December 19, 2013, accession number 0001133228-13-005026.
13(a)(3)	Amendment dated October 1, 2013 to the Restated Transfer Agency Agreement. – previously filed as exhibit 99.(h).6 to post-effective amendment no. 124 filed on December 19, 2013, accession number 0001133228-13-005026.

2 Prior to June 28, 2019, John Hancock Investment Management Distributors LLC was known as John Hancock Funds, LLC (formerly known as John Hancock Broker Distribution Services, Inc.).

13(a)(4)	Amendment dated June 25, 2014 to the Restated Transfer Agency Agreement relating to John Hancock Disciplined Value International Fund and John Hancock Value Equity Fund. – previously filed as exhibit 99.(h).6 to post-effective amendment no. 133 filed on June 26, 2014, accession number 0001133228-14-002058.
13(a)(5)	Service Agreement dated June 25, 2014 between John Hancock Investment Management LLC and John Hancock Mutual Funds. – previously filed as exhibit 99.(h).7 to post-effective amendment no. 139 filed on February 25, 2015, accession number 0001133228-15-000548.
13(a)(6)	Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit 99.(h).9 to post-effective amendment no. 142 filed on June 15, 2015, accession number 0001133228-15-002717.
13(a)(7)	Amendment dated February 1, 2015 to Services Agreement dated March 3, 2014 among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit 99.(h).10 to post-effective amendment no. 142 filed on June 15, 2015, accession number 0001133228-15-002717.
13(a)(8)	Amendment dated June 15, 2015 to Services Agreement dated March 3, 2014, as amended, among John Hancock Mutual Funds and Citi Fund Services Ohio, Inc. – previously filed as exhibit 99.(h).13 to post-effective amendment no. 150 filed on December 24, 2015, accession number 0001133228-15-006566.
13(a)(9)	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice dated December 12, 2019 by and between the Registrant and John Hancock Investment Management LLC. – previously filed as exhibit 99.(h).17 to post-effective amendment no. 203 filed on February 26, 2020, accession number 0001133228-20-000684.
14	Consent of PricewaterhouseCoopers LLP ––FILED HEREWITH.
15	Not applicable.
16	Power of Attorney. – FILED HEREWITH.
17	Form of Proxy Card. – FILED HEREWITH.

Item 17.            Undertakings

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees that a final form of the Opinion and Consent of K&L Gates LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement and Prospectus will be filed in a post-effective amendment to this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Investment Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 1st day of July, 2020.

John Hancock Investment Trust
By:	/s/ Andrew G. Arnott
Name:	Andrew G. Arnott
Title:	President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President and Trustee	July 1, 2020
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	July 1, 2020
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	July 1, 2020
Charles L. Bardelis

/s/ James R. Boyle *	Trustee	July 1, 2020
James R. Boyle

/s/ Peter S. Burgess *	Trustee	July 1, 2020
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	July 1, 2020
William H. Cunningham

/s/ Grace K. Fey *	Trustee	July 1, 2020
Grace K. Fey

/s/ Marianne Harrison*	Trustee	July 1, 2020
Marianne Harrison

/s/ Deborah C. Jackson *	Trustee	July 1, 2020
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	July 1, 2020
Hassell H. McClellan

/s/ James M. Oates *	Trustee	July 1, 2020
James M. Oates

	Signature	Title	Date

	/s/ Steven R. Pruchansky *	Trustee	July 1, 2020
Steven R. Pruchansky

	/s/ Gregory A. Russo *	Trustee	July 1, 2020
Gregory A. Russo

*By: Power of Attorney

*By:	/s/ Thomas Dee
Thomas Dee
Attorney-in-Fact

* Pursuant to Power of Attorney filed herewith

Exhibit Index

4	Form of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement/Prospectus).

11	Opinion and Consent of K&L Gates LLP regarding legality of issuance of shares and other matters.

12	Form of Opinion of K&L Gates LLP on tax matters.

14	Consent of PricewaterhouseCoopers LLP.

16	Power of Attorney.

17	Form of Proxy Card.